Exhibit 10.26.10
AMENDMENT NO. 10
TO THE
SYNC GENERATION 2 ON-BOARD NAVIGATION AGREEMENT
BETWEEN
FORD MOTOR COMPANY AND TELENAV, INC.

THIS AMENDMENT NO. 10 (“Amendment”), effective as of February 3, 2011 (“Amendment Effective Date”) supplements and amends the terms of the SYNC Generation 2 On-Board Navigation Agreement, dated October 12, 2009 (“Agreement”), by and between Ford Motor Company (“Buyer” or “Ford”), a Delaware corporation with its principal office at One American Road, Dearborn, Michigan 48126, on behalf of itself and the Ford Related Companies, and TeleNav, Inc. (“Supplier” or “TeleNav”), a Delaware corporation with its principal office at 950 De Guigne Drive, Sunnyvale, CA 94085, on behalf of itself and the TeleNav Related Companies. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Agreement.
WHEREAS, the parties wish to [*****].
NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, the parties agree as follows:

1.	Attachment V: Pricing and Royalty, Section 3, as of [*****], delete and replace the pricing matrix located under [*****] as follows:

[*****]
Content	Price
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
Total	[*****]

2.	After Attachment VII, add Attachment VIII, attached hereto and incorporated by reference herein.

Except as modified and amended by this Amendment, the terms of the Agreement are ratified and confirmed by the parties hereto. This Amendment is incorporated into and made a part of the Agreement by the parties.

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11/20/12    Pg 1 of 1

IN WITNESS WHEREOF, the parties have executed this Amendment by their authorized representatives as of the Amendment Effective Date.

FORD MOTOR COMPANY By: /s/ Melissa Sheahan (Signature) Name: Melissa Sheahan (Printed Name) Title: SYNC Software Buyer Date: 11/30/12	TELENAV, INC. By: /s/ Michael W. Strambi (Signature) Name: Michael W. Strambi (Printed Name) Title: CFO Date: 12/12/12

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11/20/12    Pg 2 of 2

Attachment VIII

Statement of Work
For

SYNC™ Generation 2 Navigation Application
[*****]
[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11/20/12    Pg 3 of 3

Table of Contents
1Scope and Background    5
1.1Lexicon    5
1.2References    5
2Project Timelines and Feature Deliverables    5
3Developed Software    5

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11/20/12    Pg 4 of 4

1	Scope and Background
[*****]

1.	Lexicon
[*****]

2.	References

[*****]

2	Project Timelines and Feature Deliverables
[*****]

3	[*****] Analysis
[*****]

4	Developed Software
[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11/20/12    Pg 5 of 5